Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 4 TO CREDIT AND GUARANTY AGREEMENT, dated as of February 2, 2017 (this “Amendment”), to the Existing Credit Agreement (as defined below), by and among RADNET MANAGEMENT, INC., a California corporation (the “Borrower”), RADNET, INC., a Delaware corporation (“Holdings”), CERTAIN SUBSIDIARIES AND AFFILIATES OF THE BORROWER, as Guarantors, the Lenders party thereto from time to time, BARCLAYS BANK PLC (“Barclays Bank”), as administrative agent and collateral agent under the Existing Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”) and the lenders party thereto (the “Lenders”).

RECITALS:

A.                 Reference is made to the Amended and Restated First Lien Credit and Guaranty Agreement, dated as of July 1, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment or as further amended, restated, amended and restated, supplemented or otherwise modified from time to time after the date hereof, the “Credit Agreement”), among Holdings, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto and the Administrative Agent. Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

B.                  The Borrower has requested that the Lenders reduce the interest rates applicable to Revolving Loans and Revolving Commitments on the terms and conditions set forth herein.

C.                  The Borrower has requested that the Lenders reduce the interest rates applicable to the Restatement Effective Date Term Loans on the terms and conditions set forth herein, which reduction in interest rates with respect to the Restatement Effective Date Term Loans shall be effected by the exchange of the Restatement Effective Date Term Loans for Term B-1 Loans (as defined below) otherwise having the same terms (except as otherwise provided in this Amendment) as the Restatement Effective Date Term Loans.

D.                 The Borrower has requested term loans in an aggregate principal amount of $478,937,500 (the “Term B-1 Loans”; the commitments relating thereto, the “Term B-1 Commitments”; and the Lenders with Term B-1 Commitments and any permitted assignees thereof, the “Term B-1 Lenders”), which will be available on the Amendment Effective Date (as defined below) to refinance all existing Restatement Effective Date Term Loans outstanding under the Existing Credit Agreement immediately prior to effectiveness of this Amendment (the “Existing Term Loans”).

E.                  Each Lender holding Existing Term Loans under the Existing Credit Agreement immediately prior to effectiveness of this Amendment (each, an “Existing Lender”) that executes and delivers a notice of participation in the Term B-1 Loans in the form attached as Exhibit A hereto (a “Participation Notice”) and electing the cashless settlement option therein (each such Lender in such capacity, a “Converting Lender” and, together with each other Person providing a commitment in respect of the Term B-1 Loans, the “Participating Lenders”) shall be deemed to have exchanged on the Amendment Effective Date the aggregate outstanding amount of its Existing Term Loans under the Existing Credit Agreement for an equal aggregate principal amount of Term B-1 Loans under the Credit Agreement.

F.                  Pursuant to Section 2.23 of the Existing Credit Agreement, Barclays Bank, in its capacity as lead arranger (in such capacity the “Lead Arranger”), and the Persons (including, without limitation, the Lead Arranger) that have agreed to act as fronting banks for the syndication of the Term B-1 Loans (such Persons in such capacity, the “Fronting Banks”) will purchase, and the Existing Lenders will sell to the Fronting Banks, immediately prior to effectiveness of this Amendment, Existing Term Loans of Existing Lenders that do not execute and deliver a Participation Notice (the “Non-Participating Lenders”) (the Existing Term Loans described in the foregoing paragraph being, the “Reallocated Loans”).

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G.                 To the extent there exist any Reallocated Loans, the Fronting Banks shall be deemed to exchange on the Amendment Effective Date such Reallocated Loans on a cashless settlement basis for an equal aggregate principal amount of Term B-1 Loans under the Credit Agreement, and such Reallocated Loans shall promptly thereafter be purchased by Participating Lenders (other than Converting Lenders) (the “New Lenders”) and Converting Lenders purchasing additional Term B-1 Loans in accordance with such Participating Lenders’ respective Term B-1 Commitments (as allocated by the Lead Arranger).

H.                 Contemporaneously with the effectiveness of the Term B-1 Commitments, the Borrower wishes to make certain amendments to the Existing Credit Agreement to provide for the incurrence of the Term B-1 Loans and the other modifications to the Existing Credit Agreement set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.          Amendment of Existing Credit Agreement. Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)                Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“Amendment No. 4” means that certain Amendment No. 4 to Credit and Guaranty Agreement, dated as of the Amendment No. 4 Effective Date, among the Borrower, the Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent.

“Amendment No. 4 Effective Date” means the date on which all of the conditions contained in Section 4 of Amendment No. 4 have been satisfied or waived in accordance with the terms thereof.

“Term B-1 Loans” shall have the meaning specified in Amendment No. 4.

(b)                The definition of “Applicable Margin” is amended by (i) replacing all of the references to “3.75%” with 3.25%, and (ii) replacing all of the references to “2.75%” with 2.25%.

(c)                The definition of “Repricing Transaction” is amended by replacing all references to “Restatement Effective Date Term Loans” with “Term B-1 Loans.”

(d)                The definition of “Restatement Effective Date Term Loan” is amended and restated in its entirety to read as follows:

“Restatement Effective Date Term Loan” means any term loan made by a Lender to the Borrower on the Restatement Effective Date pursuant to Section 2.01(a); provided that from and after the Amendment No. 4 Effective Date, “Restatement Effective Date Term Loans” shall include the Term B-1 Loans made in favor of the Borrower (through exchange or otherwise) pursuant to Amendment No. 4.

(e)                Section 2.13(d) of the Existing Credit Agreement is amended by (i) replacing all references to “Restatement Effective Date Term Loans” with “Term B-1 Loans” and (ii) replacing the reference to the “Restatement Effective Date” with the “Amendment No. 4 Effective Date.”

Section 2.          Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Loan Parties represents and warrants to the Administrative Agent that, as of the date hereof:

(a)                each Loan Party has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and each Loan Document, as amended hereby. The execution and delivery of this Amendment and the performance by each Loan Party of this Amendment and each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Loan Party;

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(b)                this Amendment has been duly executed and delivered by each Loan Party that is a party hereto and this Amendment is the legally valid and binding obligation of such Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(c)                the execution, delivery and performance by the Loan Parties of this Amendment and the other Loan Documents to which they are parties and the consummation of the transactions contemplated by the Amendment and the other Loan Documents do not and will not (a) violate (i) any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, (ii) any of the Organizational Documents of any Loan Party or any of its Subsidiaries or (iii) any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of its Subsidiaries; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Loan Party or any of its Subsidiaries except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of the Collateral Agent on behalf of the Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of any Loan Party or any of its Subsidiaries, except for such approvals or consents which have been obtained on or before the Amendment Effective Date (as defined below) and disclosed in writing to the Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect; and

(d)                no Default or Event of Default has occurred and is continuing.

Section 3.          Reaffirmation Loan Parties. Each Loan Party hereby consents to the amendment of the Existing Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Existing Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

Section 4.          Amendment Agreement Effectiveness; Conditions Precedent to Effectiveness. This Amendment shall become effective on the first date (the “Amendment Effective Date”) when, and only when, each of the applicable conditions set forth below has been satisfied (or waived) in accordance with the terms herein:

(a)                the Administrative Agent shall have received counterparts of this Amendment executed and delivered by the Borrower, Holdings, the Revolving Lenders holding 100% of the Revolving Commitments as of the Amendment Effective Date, and the Administrative Agent;

(b)                the Administrative Agent shall have received fully executed and delivered Participation Notices from Participating Lenders representing 100% of the aggregate outstanding principal amount of the Existing Term Loans (other than the Reallocated Loans);

(c)                the Administrative Agent shall have received a certificate of each Loan Party dated as of the Amendment Effective Date signed by a Responsible Officer of such Loan Party (i) (A) certifying and attaching the resolutions or similar consents adopted by such Loan Party on or prior to the Amendment Effective Date, which authorize such Loan Party to enter into this Amendment, (B) certifying that the certificate or articles of incorporation or formation and by-laws or operating (or limited liability company) agreement of such Loan Party either (x) have not been amended since the Restatement Effective Date or (y) are attached as an exhibit to such certificate and (C) certifying as to the incumbency and specimen signature of each officer executing this Amendment and any related documents on behalf of such Loan Party and (ii) certifying as to the matters set forth in clauses (e) and (f) below;

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(d)                (i) all fees and out-of-pocket expenses required to be paid or reimbursed by Holdings and the Borrower in connection with this Amendment for which invoices have been presented a reasonable period of time prior to the Amendment Effective Date shall have been paid or reimbursed and (ii) all accrued interest and fees in respect of the Existing Term Loans and Revolving Loans outstanding immediately prior to effectiveness of this Amendment shall have been paid;

(e)                on the Amendment Effective Date, both immediately before and after giving effect to this Amendment and the incurrence or deemed incurrence by the Borrower of the Term B-1 Loans thereon, (i) the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default shall exist or result therefrom;

(f)                 the representations and warranties in Section 2 of this Amendment shall be true and correct in all material respects as of the Amendment Effective Date; and

(g)                the Lenders shall have received, at least three (3) Business Days prior to the Amendment Effective Date and to the extent requested in advance of such three (3) Business Day period, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

Section 5.          Prepayment Notice. The Participating Lenders (including, without limitation, the Fronting Banks) party hereto, which constitute the Required Lenders, and the Administrative Agent hereby waive the requirement under Section 2.13(a)(ii) of the Credit Agreement to provide notice to the Administrative Agent not less than three (3) Business Days prior to the prepayment of the Existing Term Loans to be made hereunder. It is understood and agreed that this Amendment shall serve as the notice referred to in Section 2.13(a)(ii) of the Credit Agreement.

Section 6.          Effect of Amendment.

(a)                On the Amendment Effective Date, upon the satisfaction of the conditions set forth in Section 4 hereof, the outstanding amount of Existing Term Loans of each Converting Lender shall be deemed to be exchanged for an equal outstanding amount of Term B-1 Loans under the Credit Agreement. Such exchange shall be effected by book entry in such manner, and with such supporting documentation, as may be reasonably determined by the Administrative Agent.

(b)                On or prior to the Amendment Effective Date, the Lenders (including Existing Lenders and the Fronting Banks, if applicable) shall sell and purchase Existing Term Loans, and make and receive payments, in immediately available funds, among themselves (and the Fronting Banks, if applicable), as directed by the Lead Arranger, in order to permit the exercise of Section 2.23 of the Existing Credit Agreement. All such sales and purchases shall be deemed to have been made in compliance with Sections 2.23 and 10.06 of the Existing Credit Agreement and are hereby ratified and confirmed. The purchases and sales described in this Section 5(b) shall be effected by book entry in such manner, and with such supporting documentation, as may be reasonably determined by the Administrative Agent.

(c)                To the extent there exist any Reallocated Loans, the Fronting Banks shall be deemed to exchange on the Amendment Effective Date such Reallocated Loans on a cashless settlement basis for an equal aggregate principal amount of Term B-1 Loans under the Credit Agreement, and promptly following the Amendment Effective Date (but not later than 30 days following the Amendment Effective Date) each New Lender and each Converting Lender purchasing additional Term B-1 Loans shall purchase Term B-1 Loans from the Fronting Banks as directed by the Lead Arranger in accordance with such Participating Lender’s Term B-1 Commitment (as allocated by the Lead Arranger). Except to the extent otherwise agreed by the Fronting Banks, purchases and sales of Term B-1 Loans shall be made on a ratable basis among the Fronting Banks.

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(d)                On the Amendment Effective Date, upon the satisfaction of the conditions set forth in Section 4 hereof, each Lender waives any compensation due to it under Section 2.18(b) of the Existing Credit Agreement resulting from the effectiveness of this Amendment.

(e)                On and after the Amendment Effective Date, any Interest Period in effect with respect to any Eurodollar Rate Loan immediately prior to the Amendment Effective Date shall continue to be in effect.

(f)                 On and after the Amendment Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, or any other Loan Document in similar or different circumstances. On and after the Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Amendment Effective Date, as used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof’, and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

Section 7.          Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 10.05 of the Existing Credit Agreement.

Section 8.          Entire Agreement. This Amendment constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Amendment shall not constitute a novation of any amount owing under the Existing Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Existing Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Amendment Effective Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

Section 9.          Severability. The provisions of Section 10.11 of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if originally made a part hereof.

Section 10.      Counterparts. The provisions of Section 10.19 of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if originally made a part hereof.

Section 11.      Governing Law. THE PROVISIONS OF SECTION 10.14 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS, AS IF ORIGINALLY MADE A PART HEREOF.

Section 12.      Waiver of Jury Trial; Submission to Jurisdiction. THE PROVISIONS OF SECTIONS 10.15 AND 10.16 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS, AS IF ORIGINALLY MADE A PART HEREOF

Section 13.      Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

RADNET, INC.

By:        /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADNET MANAGEMENT, INC.

By:        /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

[Signature Page to Amendment No. 4] 6

ADVANCED IMAGING PARTNERS, INC.

ADVANCED NA, LLC

ADVANCED RADIOLOGY, LLC

AMERICAN RADIOLOGY SERVICES LLC

AMERICAN RADIOLOGY SERVICES OF DELAWARE, INC.

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

BREASTLINK MEDICAL GROUP, INC.

COMMUNITY IMAGING PARTNERS, INC.

DELAWARE IMAGING PARTNERS, INC.

DIAGNOSTIC IMAGING SERVICES, INC.

ERAD, INC.

FRI, INC.

FRI II, INC.

HEALTHCARE RHODE ISLAND LLC

IDE IMAGING PARTNERS, INC.

IMAGE MEDICAL CORPORATION

IMAGING ON CALL, LLC

MID ROCKLAND IMAGING PARTNERS, INC.

NEW JERSEY IMAGING PARTNERS, INC.

PACIFIC IMAGING PARTNERS, INC.

PRONET IMAGING MEDICAL GROUP, INC.

QUESTAR IMAGING, INC.

QUESTAR VICTORVILLE, INC.

RADIOLOGIX, INC.

RADIOLOGY ALLIANCE DELIVERY SYSTEM, LLC

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

RADNET MANAGED IMAGING SERVICES, INC.

RADNET MANAGEMENT I, INC.

RADNET MANAGEMENT II, INC.

RADNET SUB, INC.

RAVEN HOLDINGS U.S., INC.

ROLLING OAKS IMAGING CORPORATION

ROLLING OAKS RADIOLOGY, INC.

SOCAL MR SITE MANAGEMENT, INC.

TREASURE COAST IMAGING PARTNERS, INC.

VALLEY IMAGING PARTNERS, INC.

By:         /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

[Signature Page to Amendment No. 4]

BEVERLY RADIOLOGY MEDICAL GROUP, III

By: Beverly Radiology Medical Group, Inc., its general partner

By:         /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

By: Breastlink Medical Group, Inc., its general partner

By:         /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

By: ProNet Imaging Medical Group, Inc., its general partner

By:         /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: Co-President

DIAGNOSTIC VILLAGE, LLC

By: RadNet Management, Inc., its manager

By:         /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

HEALTH DIAGNOSTICS OF NEW JERSEY, L.L.C.

By: New Jersey Imaging Partners, Inc., its sole member

By:         /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADAR MEDICAL SYSTEMS, L.L.C.

By: Image Medical Corporation., its manager

By:         /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

[Signature Page to Amendment No. 4] 7

Barclays Bank PLC,
as Administrative Agent, Issuing Bank and Swing Line Lender

By:         /s/ Craig J. Malloy

Name: Craig J. Malloy

Title: Director

HEALTHCARE FINANCIAL SOLUTIONS, LLC,
as a Revolving Lender

By:         /s/ Scott Clark

Name: Scott Clark

Title: Duly Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Revolving Lender

By:         /s/ Nupur Kumar

Name: Nupur Kumar

Title: Authorized Signatory

By:         /s/ Warren Van Heyst

Name: Warren Van Heyst

Title: Authorized Signatory

suntrust bank,
as a Revolving Lender

By:         /s/ Philip VanFossan

Name: Philip VanFossan

Title: Vice President

ROYAL BANK OF CANADA,
as a Revolving Lender

By:         /s/ Steven Bachman

Name: Steven Bachman

Title: Authorized Signatory

[Signature Page to Amendment No. 4] 8

EXHIBIT A

Form of Participation Notice

Date: January [__], 2017

Barclays Bank PLC,
as Administrative Agent (as defined in the Amendment)
745 Seventh Ave.

New York, NY 10019

Attention: Adriana Rambaran

Telephone: 646-453-2834

Email: Radnetjan17@lendamend.com

RadNet, Inc.
Participation Notice

Ladies and Gentlemen:

Reference is made to Amendment No. 4 to Credit and Guaranty Agreement (the “Amendment”) which amends that certain Amended and Restated Credit and Guaranty Agreement, dated as of July 1, 2016 (as amended by the Amendment and as otherwise may be amended, restated, amended and restated, supplemented or modified from time to time, the “Credit Agreement”), among RadNet Management, Inc. (“Borrower”), RadNet, Inc. (“Holdings”), the Guarantors party thereto, the Lenders from time to time party thereto, and Barclays Bank PLC, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used but not defined herein are used as defined in the Amendment.

By delivery of this Participation Notice, each of the undersigned (each a “Participating Lender”), hereby irrevocably consents to the Amendment and the amendment of the Credit Agreement contemplated thereby and (check as applicable):

For Existing Lenders:

☐	Cashless Settlement Option. Hereby elects, upon the Amendment Effective Date, to exchange all outstanding amounts of Existing Term Loans of such Participating Lender (or such lesser amount as may be allocated by the Lead Arranger) for an equal outstanding amount of Term B-1 Loans under the Credit Agreement on a cashless basis.

Legal Name of Participating Lender	Entire Amount of Existing Term Loans
$

☐	Cash Settlement Option. Hereby elects, upon the Amendment Effective Date, to have all outstanding amounts of Existing Term Loans repaid or purchased and agrees to promptly (but in any event, on or prior to the date that is 30 days following the Amendment No. 4 Effective Date) purchase Term B-1 Loans in the amount set forth below (or such lesser amount as may be allocated by the Lead Arranger).

Legal Name of Participating Lender	Entire Amount of Existing Term Loans / Term B-1 Loans Purchased
$

- Signature Page Follows -

[Radnet Participation Notice] 9

EXHIBIT A

Form of Participation Notice

Very truly yours,

____________________________,

By: _____________________________

Name:

Title:

By:* _____________________________

Name:

Title:

________________________

* If a second signature is needed.

[Radnet Participation Notice] 10